UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 2, 2011

ELECTRIC CAR COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-142704	20-8317658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

__1903 North Barnes Avenue, Springfield, MO 65803

(Address of Principal Executive Office) (Zip Code)

   417-866-6565

(Registrant’s telephone number, including area code)

_____________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous independent registered public accounting firm

On August 2, 2011, the Company dismissed RBSM LLP ("RBSM") as the Company’s independent registered public accounting firm. RBSM was engaged on February 21, 2011 as the Company's independent registered public accounting firm to audit the financial statements for the fiscal year ended December 31, 2010. RBSM did not issue any audit report on the Company's financial statements for each of the two most recent fiscal years. From February 16, 2011 through August 3, 2011, the Company did not have any disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RBSM’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such year. From February 16, 2011 through August 3, 2011, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K. The decision to change accountants was approved by the Board of Directors acting as the Company’s Audit Committee.

The Company has provided RBSM with a copy of the disclosures it is making in response to this Item 4.01 and included herewith a letter addressed to the Securities & Exchange Commission stating that they agree with the above statements.

New independent registered public accounting firm

On August 10, 2011 (the “Engagement Date”), the Company engaged Shulman, Wolfson & Abruzzo, LLP (“SWA”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2010. The engagement of SWA as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors, acting as the Company’s Audit Committee.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with SWA regarding either:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that SWA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from RBSM LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ELECTRIC CAR COMPANY, INC.
Date: August 16, 2011	/s/ Gary Spaniak, Jr.
Gary Spaniak, Jr.
Chief Executive Officer